Harbor Fund
Supplement to Prospectus dated March 1, 2006

Harbor Short Duration Fund

Harbor Short Duration Fund has amended its investment policy regarding credit quality and duration and has changed its benchmark index. The Principal Strategies and Investments within the Risk/Return Summary is therefore revised as follows:

Credit Quality. The fund invests primarily in high quality securities, but may invest in medium grade securities which are securities rated BBB. The fund will not invest in securities rated lower than BBB. The funds average weighted portfolio quality is generally AA or higher.

Duration. The funds average weighted portfolio duration normally varies within one year (plus or minus) of the duration of the Merrill Lynch 1 to 3 Year U.S. Treasury Index, but will not exceed 3 years. The duration of the Merrill Lynch 1 to 3 Year U.S. Treasury Index as of April 30, 2006 was 1.66 years.

Benchmark Index. The fund has changed its benchmark index from the Citigroup 1 Year Treasury Index to the Merrill Lynch
1 to 3 Year U.S. Treasury Index. The benchmark index was changed to better reflect the range of maturities which typically exist in a short term investment grade fixed income fund such as the Harbor Short Duration Fund.

Effective:  July 1, 2006